BLACKROCK EQUITY DIVIDEND FUND

(the “Fund”)

Supplement dated August 16, 2018 to the Statement of Additional Information of the Fund, dated November 28, 2017, as supplemented to date

This supplement supersedes and reverts the Fund-specific changes to the Statement of Additional Information included in the supplement filed on August 1, 2018.

The following changes are made to the Fund’s Statement of Additional Information:

The first sentence of the second paragraph in the section of Part II of the Statement of Additional Information entitled “Purchase of Shares — Reduced Initial Sales Charges — Other” is deleted in its entirety and replaced with the following:

If you invest $1,000,000 ($250,000 for BlackRock Global Allocation Fund, Inc.) or more in Investor A or Investor P Shares, as applicable, you may not pay an initial sales charge.

The third paragraph in the section of Part II of the Statement of Additional Information entitled “Purchase of Shares — Reduced Initial Sales Charges — Other” is deleted in its entirety and replaced with the following:

With respect to certain employer-sponsored retirement plans, if a dealer waives its right to receive a placement fee, the Fund may, at its own discretion, waive the CDSC (as defined below) related to purchases of $1,000,000 ($250,000 for BlackRock Global Allocation Fund, Inc.) or more of Investor A or Investor P Shares. This may depend upon the policies, procedures and trading platforms of your financial intermediary; consult your financial adviser.

The section of Part II of the Statement of Additional Information entitled “Purchase of Shares — Reduced Initial Sales Charges — Other — Placement Fees” is deleted in its entirety and replaced with the following:

Placement Fees.

BlackRock may pay placement fees to dealers, up to the following amounts, on purchases of Investor A Shares of all Funds.

Except as noted below these placement fees may be up to the following amounts:

$1 million but less than $3 million	1.00%
$3 million but less than $15 million	0.50%
$15 million and above	0.25%

With respect to BlackRock Global Allocation Fund, Inc., the placement fees may be up to the following amounts:

$250,000 but less than $3 million	1.00%
$3 million but less than $15 million	0.50%
$15 million and above	0.25%

There are no placement fees for Investor P Shares of iShares MSCI EAFE International Index Fund and iShares Russell 2000 Small-Cap Index Fund, each a series of BlackRock Index Funds, Inc., and iShares S&P 500 Index Fund, a series of BlackRock Funds III.

For the tables above, the placement fees indicated will apply up to the indicated breakpoint (so that, for example, a sale of $4 million worth of Investor A Shares of BlackRock Global Allocation Fund, Inc. will result in no placement fee for the first $250,000, a placement fee of up to 1.00% for the next $2.75 million and a placement fee of up to 0.50% on the final $1 million).

Shareholders should retain this Supplement for future reference.

SAI-10559-0818SUP

2